UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2024
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-5153		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard,	Houston,	Texas			77024-2217
___________________________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 29, 2024, Marathon Oil Corporation (“Marathon Oil”) held a special meeting of its stockholders (the “Special Meeting”) in Houston, Texas. As of the close of business on July 26, 2024, the record date for the Special Meeting, there were 559,383,423 shares of Marathon Oil common stock (“Common Stock”) outstanding. A total of 413,666,681 shares of Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

At the Special Meeting, Marathon Oil stockholders considered the following three proposals:

(a)To approve and adopt the Agreement and Plan of Merger, dated May 28, 2024, by and among ConocoPhillips, a Delaware corporation, Puma Merger Sub Corp., a Delaware corporation and direct wholly owned subsidiary of ConocoPhillips (“Merger Sub”), and Marathon Oil, pursuant to which, and upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Marathon Oil, with Marathon Oil surviving and becoming a wholly owned subsidiary of ConocoPhillips, which we may refer to as the “merger” (“Proposal 1”); and
(b)To approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to Marathon Oil’s named executive officers that is based on or otherwise related to the merger (“Proposal 2”); and
(c)To approve the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the merger (“Proposal 3”).

For additional information on these proposals, please see the proxy statement/prospectus for the Special Meeting, dated July 29, 2024.

The voting results for each of these proposals are set forth below:

Proposal 1 - Approval and adoption of the Agreement and Plan of Merger

Votes Cast For	Votes Cast Against	Votes Abstained
407,917,646	5,171,320	577,715

Proposal 2 - Approval, on a non-binding advisory basis, of certain compensation of Marathon Oil’s named executive officers

Votes Cast For	Votes Cast Against	Votes Abstained
174,842,354	237,087,764	1,736,563

Proposal 3 - Approval of the adjournment of the Special Meeting, if needed

Votes Cast For	Votes Cast Against	Votes Abstained
355,382,879	56,949,497	1,334,305

Proposal 3 was not necessary as there were sufficient votes cast at the Special Meeting to approve the merger.

Item 7.01 Regulation FD Disclosure.
On August 29, 2024, Marathon Oil issued a press release regarding results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.
The information furnished pursuant to Item 7.01 and attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

99.1	Press Release, dated August 29, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation
/s/ Zach B. Dailey
Name: Zach B. Dailey
Title: Vice President, Controller and Chief Accounting Officer

August 29, 2024